CCB

Central Carolina Bank

EQUIPMENT FINANCE LEASE AGREEMENT

CENTRAL CAROLINA BANK, a Division of National Bank of Commerce,
AS LESSOR (hereinafter, "Lessor")
Post Office Box 3538 • 111 Corcoran St. • Durham, NC 27702

Customer Number:
Lease Number:
Unit Number:

LESSEE (hereinafter, "Lessee")	SUPPLIER OF EQUIPMENT (hereinafter, "Supplier")
Name:	Name: Various - See Attached Schedule "A"
State of Incorporation/Organization:	
Address:	Address:
City: Cary State: Zip:	City: State: Zip:
Contact Person:	Contact Person:
Telephone number:	Telephone number:

LOCATION OF EQUIPMENT: Various - See Attached Schedule "A"

QUANTITY	ITEM	SERIAL NUMBER	ESTIMATED RESIDUAL VALUE AT END OF LEASE TERM
	See Attached Schedule "A"		$1.00
			$
			$
			$
			$
			$

INITIAL TERM (NUMBER OF MONTHS): RENT COMMENCEMENT DATE:	ADVANCE INSTALLMENTS OF RENT: FIRST AND LAST 0 PAYMENTS $
RENTAL PAYMENTS WILL BE MADE: ☒ MONTHLY ☐ QUARTERLY ☐ ANNUALLY NUMBER OF RENTAL PAYMENTS: 48	RENTAL PMT. AMT. (each): PLUS USE TAX (each) EQUALS (each)

ADDITIONAL PROVISIONS: None

This Equipment Finance Lease Agreement is entered into as of , between Central Carolina Bank, a division of National Bank of Commerce, as Lessor; and the Lessee named above.

In consideration of the terms and conditions herein set forth, the Lessor hereby leases to the Lessee and the Lessee hereby leases from the Lessor, the machinery, equipment, and other property, listed and described above, or, if separately scheduled, in the schedule(s) executed by the parties concurrently herewith, attached hereto and marked "Schedule of Equipment," all of which are incorporated herein by reference and made a part hereof. All of said machinery, equipment, and other property described above or in any of said schedules are hereinafter collectively called "Equipment" and all said schedules are hereinafter collectively called "Schedule." Whenever reference is made herein to "this Agreement" or "this Lease" it shall be deemed to include this Equipment Finance Lease Agreement and the various Schedules attached hereto identifying one or more items of Equipment.

1. NO WARRANTIES BY LESSOR. LESSEE HAS SELECTED BOTH THE EQUIPMENT AND THE SUPPLIER THEREOF FROM WHOM LESSOR IS TO PURCHASE THE EQUIPMENT. LESSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE DESIGN OR CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY, ITS FITNESS FOR ANY PARTICULAR PURPOSE, ITS OPERATION OR INSTALLATION, LESSOR'S TITLE TO THE EQUIPMENT, OR ANY OTHER MATTER; AND AS TO LESSOR, LESSEE LEASES THE EQUIPMENT "AS IS."

2. CLAIMS AGAINST SUPPLIER. IF THE EQUIPMENT IS NOT PROPERLY INSTALLED, DOES NOT OPERATE AS REPRESENTED OR WARRANTED BY SUPPLIER OR IS UNSATISFACTORY FOR ANY REASON, LESSEE SHALL MAKE ANY CLAIM ON ACCOUNT THEREOF SOLELY AGAINST SUPPLIER AND SHALL, NEVERTHELESS, PAY LESSOR ALL RENT PAYABLE UNDER THIS LEASE, LESSEE HEREBY WAIVING ANY SUCH CLAIMS AS AGAINST LESSOR. THE PARTIES AGREE THAT THIS LEASE IS INTENDED AS A SECURITY INTEREST AND IS A "FINANCE LEASE" AS DEFINED BY SECTION 2A-103(g) OF THE UNIFORM COMMERCIAL CODE OF NORTH CAROLINA ("UCC"). LESSEE ACKNOWLEDGES EITHER (a) THAT LESSEE HAS REVIEWED AND APPROVED ANY WRITTEN SUPPLY CONTRACT (AS DEFINED BY UCC § 2A-103(y)) COVERING THE EQUIPMENT PURCHASED FROM THE SUPPLIER OR (b) THAT LESSOR HAS INFORMED OR ADVISED LESSEE, IN WRITING, EITHER PREVIOUSLY OR BY THIS LEASE, OF THE FOLLOWING: (i) THE IDENTITY OF THE SUPPLIER; (ii) THAT THE LESSEE IS ENTITLED UNDER ARTICLE 2A OF THE UCC TO THE PROMISES AND WARRANTIES, INCLUDING THOSE OF ANY THIRD PARTY, PROVIDED TO THE LESSOR BY THE SUPPLIER IN CONNECTION WITH THE SUPPLY CONTRACT; AND (iii) THAT THE LESSEE MAY CONTACT THE SUPPLIER FOR A DESCRIPTION OF ANY SUCH RIGHTS LESSEE MAY HAVE UNDER THE SUPPLY CONTRACT.

3. SUPPLIER NOT AN AGENT. LESSEE UNDERSTANDS AND AGREES THAT NEITHER THE SUPPLIER, NOR ANY SALESMAN OR OTHER AGENT OF SUPPLIER, IS AN AGENT OF LESSOR. NO SALESMAN OR AGENT OF SUPPLIER IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE, AND NO REPRESENTATION AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE SUPPLIER, SHALL IN ANY WAY AFFECT LESSEE'S DUTY TO PAY THE RENT AND PERFORM ITS OTHER OBLIGATIONS AS SET FORTH IN THIS LEASE.

4. NON-CANCELABLE LEASE. THIS LEASE AND ANY SCHEDULE HERETO CANNOT BE CANCELED OR TERMINATED EXCEPT AS EXPRESSLY PROVIDED HEREIN.

5. LESSEE HEREBY ACKNOWLEDGES THAT HE HAS RECEIVED A COPY OF THIS LEASE. LESSEE HEREBY AUTHORIZES LESSOR TO INSERT IN THIS LEASE THE SERIAL NUMBERS, AND OTHER IDENTIFICATION DATA, OF THE EQUIPMENT WHEN DETERMINED BY LESSOR.

6. LESSEE REPRESENTATIONS. Lessee represents and warrants that:

(a) All credit and financial information submitted to Lessor herewith or at any other time is true and correct.

(b) If Lessee is a corporation, it is duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation, duly qualified to do business in each jurisdiction where any Equipment is, or is to be, located, and has full corporate power and authority to hold property under this Lease and to enter into and perform its obligations under this Lease; and the execution, delivery and performance by Lessee of this Lease have been duly authorized by all necessary corporate action on the part of Lessee, and are not inconsistent with its articles of incorporation or by-laws.

(c) If Lessee is a partnership or limited liability company, the person who is executing this Lease and any Schedule on behalf of Lessee is a general partner in such partnership or a manager of such limited liability company, and such person has full power and authority, acting alone, to (i) lease (on behalf of Lessee) such items of personal property upon such terms as may seem advisable to such person; and (ii) execute and deliver (on behalf of Lessee) this Lease, any Schedule or any other document in connection herewith. Lessee hereby certifies that: Lessor shall be entitled to act in reliance upon the matters herein contained, notwithstanding anything contained in the partnership agreement, articles of organization, operating agreement or other organizational documents of Lessee, or any other agreement or document; and Lessee has filed, as provided by law, its "assumed name" certificate or articles of organization (as applicable).

(d) The execution, delivery and performance by Lessee of this Lease (i) do not violate any law or governmental rule, regulation, or order applicable to Lessee, and (ii) do not and will not contravene any provision, or constitute a default under, any indenture, mortgage, contract, or other instrument to which Lessee is bound.

(e) Upon execution and delivery hereof, this Lease will constitute a legal, valid and binding agreement of Lessee, enforceable in accordance with its terms.

(f) No action, permits or consents, in respect of or by any state, federal or other governmental authority or agency is required with respect to the execution, delivery, and performance by Lessee of this Lease.

7. LESSEE'S INSPECTION; CONCLUSIVE PRESUMPTION. Lessee shall inspect the Equipment within seven (7) business days after receipt thereof. Unless Lessee within said period of time gives written notice to Lessor, specifying any defect in or other proper objection to the Equipment, Lessee agrees that it shall be conclusively presumed, as between Lessor and Lessee, (a) that Lessee has fully inspected and acknowledged that the Equipment is in good condition and repair, and (b) that Lessee is satisfied with and has accepted the Equipment in good condition and repair in all respects for the purpose of this Lease. Lessee shall furnish Lessor with a written statement (i) setting forth the matters stated in clauses "(a)" and "(b)," above, and (ii) approving the invoice for said item, and (iii) requesting Lessor to pay the Supplier the purchase price thereof; failure to do so, however, shall not affect as between Lessor and Lessee the conclusive presumption set forth in the preceding sentence. Lessee will not use any Equipment until acceptance.

8. TERMINATION BY LESSOR. Lessee shall arrange for delivery of Equipment so that it can be accepted in accordance with Paragraph 7 hereof within ninety (90) days after the date on which Lessor accepts Lessee's offer to enter into this Lease. If, within ninety (90) days after this Lease has been accepted by Lessor, the Equipment has not been delivered to Lessee and accepted by Lessee as provided in Paragraph 7 hereof, Lessor shall have the exclusive option to terminate this Lease and its obligations hereunder at any time after the expiration of such ninety (90) days. Lessor shall give Lessee written notice if Lessor elects to exercise such option.

9. LOCATION OF EQUIPMENT. The Equipment shall be delivered to and shall not be removed (without Lessor's prior written consent) from (a) the "Location of Equipment" shown above or on the Schedule with respect to such Equipment, or (b) if no location is specified, Lessee's address shown above.

10. LESSOR'S INSPECTION; LABELS. Lessor shall have the right to enter into and upon the premises where the Equipment may be located for the purpose of inspecting the same or observing its use. At Lessor's request, plates, labels or other markings shall be affixed to or placed in a prominent place on the Equipment by Lessee at Lessee's expense, indicating that Lessor is the owner thereof and Lessee shall not remove same during the term of this Lease.

11. TERM.

(a) Initial Term. The initial term (the "Initial Term") of this Lease and of any Schedule attached hereto shall begin on the date it is accepted by Lessor and shall continue for the number of consecutive months shown above or on such Schedule, unless earlier terminated as provided herein.

(b) Renewal Terms. If agreed to in writing by Lessor and Lessee not less than fifteen (15) days prior to the end of the Initial Term or any Renewal Term, the term of this Lease shall be renewed for an additional period (each, a "Renewal Term") of twelve (12) consecutive months, unless earlier terminated as provided herein. Any reference herein to the term of this Lease shall be deemed to include the Initial Term and any Renewal Term. Unless otherwise agreed by the Lessor and Lessee in writing, rental payment during any Renewal Term shall be paid on the same schedule (monthly, quarterly or annually) as during the Initial Term, and each monthly, quarterly or annual rental payment during any Renewal Term shall be in the same amount as each a monthly, quarterly or annual payment during the Initial Term. Prior to any Renewal Term, Lessor and Lessee may agree in writing to state a revised estimated residual value for any of the Equipment as of the end of the term (as revised). If Lessor and Lessee fail to state such a revised value, then the estimated residual value of the Equipment shall continue to be the respective amount set forth above or on the Schedule with respect to such Equipment (as such amount may have been most recently amended by mutual written agreement of Lessor and Lessee).

12. RENT. Lessee shall pay Lessor, as rental for the use of each item of Equipment, the rent payments shown above or on the Schedule with respect to such Equipment, together with any sales and use tax thereon, without notice or demand, when the same are due. To the extent shown above or on the respective Schedule, Lessee shall pay one or more installments in advance on the date this Lease is executed by Lessee. Subsequent installments shall be payable on the first day of the applicable rental payment period shown above or on the respective Schedule beginning on the "Rent Commencement Date" shown above or on such Schedule (or if not so shown, then beginning after the first rental payment period); provided, however, that Lessor and Lessee may agree to any other payment schedule including irregular payments or balloon payments, in which event they shall be set forth in the space provided above for additional provisions. Rental payment periods are monthly unless otherwise indicated. Any advance rentals paid by Lessee to Lessor for the rental of any Equipment described in this Lease shall be applied by Lessor to the last rental due hereunder. Rent shall be due whether or not Lessee has received any notice that such payments are due. Said rental payments shall be payable at the office of Lessor at its address set forth above or as otherwise directed by Lessor in writing. The rental and other sums shall not be subject to set off, deduction, or credit, for any reason, including but not limited to: damage, destruction, or taking by eminent domain of the Equipment; limitation, restriction, injunction, prohibition, deprivation, prevention of or any interference with Lessee's use of the Equipment; delayed, improper or unsatisfactory installation or operation of the Equipment; or breach of warranty.

13. PURCHASE OPTION.

(a) Provided no Event of Default (as defined in Section 25 hereof) (or event (a "Default") which, upon notice or lapse of time or both, would become an Event of Default) has occurred, Lessee shall have an option, exercisable by written notice to Lessor received by Lessor prior to the expiration of the Initial Term or any Renewal Term, to purchase any item of Equipment on the day following the last day of the term. If Lessee exercises such option, Lessee shall pay to Lessor an amount equal to the estimated residual value of such Equipment at the expiration of the term (the "Estimated Residual Value") as shown above or in the respective Schedule, together with all sales and other taxes applicable to the transfer of such Equipment.

(b) If Lessee does not purchase any item of Equipment on or before the day (the "Required Transfer Date") following the last day of the term of this Lease, then on the Required Transfer Date, Lessee, at its expense, shall promptly return such Equipment to Lessor or its designee, and shall pay to Lessor, in immediately available funds on or before the Required Transfer Date, in addition to Lessee's other rental obligations, an amount equal to the Estimated Residual Value of such Equipment.

14. SECURITY DEPOSIT. At Lessor's election, a security deposit may be required for the prompt and full payment of the rent, and the faithful and timely performance of all provisions of this Lease, and any extension or renewal thereof, on its part to be performed. In such event, the amount thereof shall be set forth hereinabove. Lessor shall have the right, but shall not be obligated to apply said security deposit shown hereinabove to cure any default of Lessee hereunder, in which event Lessee shall promptly restore the security deposit to the full amount specified above. Any such application by Lessor shall not excuse Lessee from such obligation and shall not be a defense to any action by Lessor arising out of said default. Upon termination of this Lease or any extension or renewal thereof, if Lessee has fulfilled all the terms and conditions hereof, Lessor shall return to Lessee any then remaining balance of said security deposit.

15. TITLE TO EQUIPMENT; GRANT OF LIEN; PERSONAL PROPERTY.

(a) Title to each item of the Equipment shall at all times remain in Lessor and at no time during the Term shall title become vested in Lessee, except as expressly set forth in this Lease.

(b) This Agreement is a lease intended as security. Lessee hereby grants to Lessor a security interest in the Equipment and all proceeds thereof as collateral security for the payment and performance by Lessee of Lessee's obligations under this Agreement.

(c) All items of Equipment shall at all times be and remain personal property, notwithstanding that the Equipment or any part thereof may now be, or hereafter become, in any manner affixed or attached to real property or any improvements thereon. If requested by Lessor with respect to any item of the Equipment, Lessee will obtain and deliver to Lessor waivers of interest or liens in recordable form, satisfactory to Lessor, from all persons claiming any interest in the real property on which such item of the Equipment is installed or located.

16. REPAIRS; USE; ALTERATIONS. Lessee, at its own cost and expense, shall keep the Equipment in good repair, condition and working order and house same in suitable shelter; shall use, operate and maintain the Equipment in accordance with all laws; and shall not make any alterations, additions or improvements to the Equipment without Lessor's prior written consent. All replacements, repairs, accessories, additions and improvements of whatsoever kind or nature made to or placed in or upon the Equipment shall become a component part thereof and title thereto shall immediately vest in Lessor and shall be included under the terms hereof.

17. LOSS OR DAMAGE. Lessee hereby assumes and shall bear the entire risk of loss, theft, destruction or damage of the Equipment or any item thereof from any and every cause whatsoever whether or not covered by insurance. No loss or damage to the Equipment shall relieve Lessee of the obligation to pay rent or any other obligation under this Lease. In the event of loss or damage, Lessee, at the option of Lessor, shall: (a) Place such item of Equipment in good condition, repair and working order; or (b) Replace the same with like Equipment in good condition, repair and working order with clear title thereto in Lessor; or (c) Pay to the Lessor the total of the following amounts: (i) the total due hereunder with respect to such item of Equipment at the time of such payment, plus (ii) the present value of all rent and other amounts thereafter payable with respect to such item computed using a discount rate (the "Discount Rate") equal to the implicit interest rate used by Lessor in establishing the rental payments for the Initial Term of this Lease; plus (iii) the estimated residual value of such item at the expiration of the term of this Lease as shown above or in the respective Schedule. Upon Lessor's receipt of such payment, Lessee or Lessee's insurer shall be entitled to Lessor's interest in said item, for salvage purposes, in its then condition and location, as is, without warranty, express or implied.

18. INSURANCE. Lessee shall obtain, maintain and pay for (a) insurance against the loss or theft or damage from every cause whatsoever to the Equipment, for not less than the full replacement value thereof with loss payable to Lessor, and (b) liability insurance insuring against liability for bodily injury and property damage insurance in amounts satisfactory to Lessor (including without limitation any insurance specified in this Lease or in any addendum or insurance schedule delivered in connection with the

Initials:

Lessee), and in each case naming Lessor and Lessee jointly as insured. The proceeds of such insurance, whether resulting from loss or damage or return premium or otherwise, shall be applied toward the replacement or repair of the Equipment or the payment of obligations of Lessee hereunder at option of Lessor. All insurance shall be in form and amount and with companies qualified to do business in the state in which the Equipment may be located, approved by Lessor, and shall contain the insurer's agreement to give thirty (30) days' written notice to Lessor before cancellation or alteration of any policy of insurance. Lessee shall deliver to Lessor the policies or evidence of insurance satisfactory to the Lessor. The failure of the Lessee to secure or maintain such insurance shall constitute an Event of Default under this Agreement. In the event of such breach, the Lessor may, but shall not be obligated to, effect such insurance and an amount equal to the cost of such insurance shall be deemed additional rent to be paid forthwith by the Lessee. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of, execute and endorse all documents, checks, or drafts, for loss or damage under any said insurance policy.

19. LIENS; TAXES. Lessee shall keep the Equipment free and clear from all levies, liens and encumbrances. Lessee shall pay when due, and on a net after-tax basis shall indemnify and defend Lessor against, all license fees, registration fees, other fees, sales or use taxes, excise taxes, assessments, charges, penalties and any other taxes, together with interest thereon, which may now or hereafter be imposed or levied by any federal, foreign, state or local governmental body or agency, upon any Equipment or the ownership, leasing, renting, sale, possession or use of any Equipment, including without limitation any fees, taxes, assessments, charges, penalties or costs assessed to the Lessor by any governmental body or agency as a result of any actions of the Lessee, any changes in the tax laws or any disallowance of any deduction, credit or other tax benefit claimed by the Lessee or Lessor in connection with this Lease. Lessor will file and pay all personal property taxes on the Equipment; and Lessee hereby agrees to reimburse Lessor for such taxes.

20. TAX BENEFITS; DEPRECIATION; INDEMNIFICATION. It is expressly agreed that for Federal income tax purposes the parties entered into the transaction contemplated by this Agreement intending such transaction to be characterized as a mere financing and for Lessee to be considered the owner of the Equipment for such tax purposes; provided, however, Lessor makes no representation or warranty as to the availability of such tax treatment. Consistent with the foregoing, Lessee intends to claim accelerated cost recovery deductions under Section 168 of the Internal Revenue Code of 1986 (the "Code"), or depreciation deductions under Section 167 of the Code with respect to the purchase price paid for any item of Equipment. Lessor agrees not to take an inconsistent position on its Federal income tax returns.

21. LESSOR'S PAYMENT. If Lessee fails to pay said fees, costs, expenses, damages, premiums, assessments, charges and taxes, all as hereinabove specified, Lessor shall have the right, but shall not be obligated, to pay said fees, costs, expenses, damages, premiums, assessments, charges, and taxes, as the case may be. In that event, Lessee shall repay to Lessor the cost thereof with the next payment of rent.

22. INDEMNITY. Lessee shall indemnify Lessor, its agents, servants, successors, and assigns, from and against any and all losses, damages, injuries, claims, demands, actions, suits, proceedings, liens, liabilities, costs and expenses, including legal expenses, of whatever nature (collectively, "Claims"), arising out of, connected with, or resulting from the Equipment or the use, selection, manufacture, possession, delivery, leasing, condition, defects (latent or otherwise, and whether or not discoverable by Lessor or Lessee), operation or return of any items of Equipment, including without limitation any Claims arising by operation of law and any environmental Claims. Lessee agrees that upon written notice by Lessor of the assertion of any Claim, Lessee shall assume full responsibility for the defense thereof. The indemnities and the assumptions of liabilities and obligations provided for herein shall continue in full force and effect notwithstanding the termination of this Lease, whether by expiration of time, by operation of law or otherwise.

23. ASSIGNMENT, SUBLEASE. Lessee shall not (a) assign, transfer, pledge, hypothecate or otherwise dispose of this Lease, the Equipment, or any interest therein, or (b) sublet or lend the Equipment or permit it to be used by anyone other than Lessee or Lessee's employees. Any attempted assignment, mortgage, hypothecation or sublease by Lessee without Lessor's written consent shall be void. Lessor may assign this Lease or mortgage the Equipment, or both, in whole or in part, without notice to Lessee. Notwithstanding any such assignment, Lessor warrants that Lessee shall quietly enjoy use of the Equipment subject to the terms and conditions of this Lease. Subject to the foregoing, this Lease inures to the benefit of and is binding upon the heirs, legatees, personal representatives, successors and assignees of the parties hereto.

24. LATE CHARGES. If any installment of rent is not paid on or before the 10th day of the calendar month in which it becomes due, Lessor may impose a late charge of 5% of the amount of the installment or $5.00, whichever is greater, but in any event not more than permitted by applicable law. Payments thereafter received shall be applied first to delinquent installments and then to current installments.

25. DEFAULT. An Event of Default shall occur hereunder if:

(i) Lessee fails to pay a rental payment or any other amount required hereunder when due and payable; or

(ii) Lessee fails to keep the Equipment insured as required by Section 18 hereof;

(iii) Lessee fails to perform any other provision hereof, within ten (10) days after Lessee becomes aware of such failure, or within ten (10) days after Lessor delivers written notice to Lessee demanding performance thereof; or

(iv) (A) Any petition or proceeding in bankruptcy, receivership, reorganization or insolvency is filed or commenced by or against Lessee or its property; or (B) Lessee is adjudicated insolvent or a bankrupt, or ceases, is unable, or admits in writing its inability, to pay its debts as they mature, or makes a general assignment for the benefit of creditors, or enters into any composition or arrangement with creditors; or (C) a meeting of creditors is called by Lessee to discuss its financial obligations; or

(v) Any judicial lien has been secured against Lessee or its property and not released within a period of fifteen (15) days; or

(vi) Lessor reasonably feels that Lessee is no longer financially responsible; or

(vii) Lessee breaches or is in default under any other lease, schedule of equipment, loan agreement, note, instrument, or other agreement between Lessor and Lessee.

26. REMEDIES. Upon the occurrence of an Event of Default and at any time thereafter, Lessor shall have the right but not shall be obligated to exercise any one or more of the following remedies:

(a) to accelerate the terms of this Lease and declare the full amount of lease payments immediately due and payable and to sue for and recover all payments and other amounts then due (including damages and expenses) under this Lease plus all other amounts thereafter due including the present value of future rent under this Lease computed using the Discount Rate;

(b) to take possession of any or all of the Equipment, wherever it may be located, without demand or notice, without any court order or other process of law, and without incurring any liability to Lessee for any damages occasioned by such taking of possession;

(c) to sell or re-lease any or all of the Equipment at public or private sale for cash or on credit and to recover from Lessee all costs of taking possession, storing, repairing, selling, and re-leasing the Equipment; and if the net proceeds of sale of any Equipment (after deducting sales and other taxes) are less than the present value (computed using the Discount Rate) of the estimated residual value of such Equipment at the expiration of the Lease term (as set forth above or in the respective Schedule), Lessor shall have the right to sue for and recover such shortfall from Lessee;

(d) to terminate this Lease as to any or all items of Equipment;

(e) to abandon any or all of the Equipment to Lessee and to sue for and recover from Lessee, in addition to the amount of accelerated rent due under subparagraph (a) hereinabove, the present value (computed using the Discount Rate) of the estimated residual value of such Equipment at the expiration of the Lease term as shown above or in the respective Schedule; or

(f) to pursue any other remedy now or hereafter existing at law or in equity.

All of the foregoing remedies are cumulative, and may be exercised concurrently or separately and from time to time.

Notwithstanding any such action that Lessor may take, including taking possession of any or all of the Equipment, Lessee remains liable for the full performance of all its obligations hereunder. Lessee waives as to lease payments or other amounts due hereunder, the benefit of all exemptions under any homestead, bankruptcy or similar laws. Upon default, all sums owing determined in accordance with the foregoing shall thereafter bear interest at a floating rate equal to the Prime Rate (defined below) plus 2% per annum. "Prime Rate" means the per annum rate of interest established from time to time by Lessor as its prime rate, which rate may not be the lowest rate of interest charged by Lessor to its customers.

27. DEFAULT UNDER OTHER AGREEMENTS. Any Event of Default under this Lease shall constitute an event of default under any other lease, schedule of equipment, loan agreement, note, instrument or other agreement between Lessor and Lessee.

28. LESSEE'S WAIVERS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE BY SECTION 2A-508 THROUGH 2A-522 OF THE UCC, INCLUDING BUT NOT LIMITED TO LESSEE'S RIGHTS TO: (A) CANCEL THIS LEASE; (B) REPUDIATE THIS LEASE; (C) REJECT THE EQUIPMENT; (D) REVOKE ACCEPTANCE OF THE EQUIPMENT; (E) RECOVER DAMAGES FROM LESSOR FOR ANY BREACHES OF WARRANTY OR FOR ANY OTHER REASON; (F) A SECURITY INTEREST IN THE EQUIPMENT IN LESSEE'S POSSESSION OR CONTROL FOR ANY REASON; (G) DEDUCT ALL OR ANY PART OF ANY CLAIMED DAMAGES RESULTING FROM LESSOR'S DEFAULT, IF ANY, UNDER THIS LEASE; (H) ACCEPT PARTIAL DELIVERY OF THE EQUIPMENT; (I) "COVER" BY MAKING ANY PURCHASE OR LEASE OF OR CONTRACT TO PURCHASE OR LEASE EQUIPMENT IN SUBSTITUTION FOR THOSE DUE FROM LESSOR; (J) SPECIFIC PERFORMANCE, REPLEVIN, DETINUE, SEQUESTRATION, CLAIM AND DELIVERY OR THE LIKE FOR EQUIPMENT IDENTIFIED TO THIS LEASE. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE ALSO HEREBY WAIVES ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY REQUIRE LESSOR TO SELL, LEASE OR OTHERWISE USE ANY EQUIPMENT IN MITIGATION OF LESSOR'S DAMAGES AS SET FORTH IN SECTION 26 OR WHICH MAY OTHERWISE LIMIT OR MODIFY ANY OF LESSOR'S RIGHTS OR REMEDIES UNDER SECTION 26.

29. EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, LESSOR SHALL NOT, UNDER ANY CIRCUMSTANCES, BE LIABLE TO LESSEE OR ANY THIRD PARTY, FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL OR EXEMPLARY DAMAGES ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED HEREUNDER, WHETHER IN AN ACTION BASED ON CONTRACT, TORT (INCLUDING NEGLIGENCE OR STRICT LIABILITY) OR ANY OTHER LEGAL THEORY, INCLUDING, BUT NOT LIMITED TO, LOSS OF ANTICIPATED PROFITS, LOSS OF THE BENEFITS OF USE, OR LOSS OF BUSINESS, EVEN IF LESSOR IS APPRISED OF THE LIKELIHOOD OF SUCH DAMAGES OCCURRING.

30. FURTHER ASSURANCES. Lessee will cooperate with Lessor for the purpose of protecting the interest (including without limitation the security interest) of Lessor in the Equipment, this Lease, and the sums due under this Lease, including, without limitation, the execution of all UCC financing statements requested by Lessor. Lessor is authorized if permitted by applicable law to file one or more UCC financing statements, precautionary or otherwise, as appropriate, disclosing Lessor's interest in the Equipment, this Lease and the sums due under this Lease, without the signature of Lessee or signed by Lessor as attorney-in-fact for Lessee. Lessee hereby appoints Lessor (and any of Lessor's officers, employees or agents designated by Lessor) as Lessee's attorney, coupled with an interest, to do all things necessary to carry out this paragraph. Lessee will pay all costs of filing any financing, continuation or termination statements with respect to this Lease, including without limitation any intangibles tax or documentary stamp taxes relating thereto. Lessee will do whatever may be necessary to have a statement of the interest of Lessor in the Equipment noted on any certificate of title relating to the Equipment and will deposit said certificate with Lessor. Lessee shall execute and deliver to Lessor upon request such other instruments and assurances as Lessor deems necessary or advisable for the implementation, effectuation, confirmation or perfection of this Lease and any rights of Lessor hereunder.

31. LESSOR'S EXPENSE. Lessee shall pay Lessor all costs and expenses, including reasonable attorney's fees, the fees of collection agencies, and other expenses such as telephone and telefacsimile charges, incurred by Lessor in enforcing any of the terms, conditions or provisions hereof.

32. SURRENDER. At any time Lessee is required to deliver any Equipment to Lessor, Lessee (at its expense) shall immediately return same to Lessor in good repair, condition and working order, ordinary wear and tear resulting from proper use thereof alone excepted, by delivering the Equipment to such place as Lessor may specify or loading the Equipment on board such carrier as Lessor may specify, packed for shipping to the destination designated by Lessor.

33. RIGHT OF SET-OFF. Upon the occurrence and during the continuance of an Event of Default, Lessor is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and any other indebtedness at any time owing by Lessor to or for the credit or account of Lessee, against any and all sums due from Lessee under this Lease.

34. NOTICES. Service of all notices under this Lease shall be sufficient if given personally or mailed to the party involved at its respective address set forth above, or at such other address as said party may provide in writing from time to time. Any such notice mailed to said address shall be effective when deposited in the United States mail, duly addressed and with postage prepaid.

35. GOVERNING LAW; SEVERABILITY. THIS LEASE SHALL BE GOVERNED AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF NORTH CAROLINA WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICT OF LAWS. IN THE EVENT ANY PROVISION HEREOF SHALL BE HELD INVALID BY ANY COURT OF COMPETENT JURISDICTION, THE INVALIDITY OF SUCH PROVISION SHALL NOT AFFECT ANY OTHER PROVISION HEREOF.

36. ENTIRE AGREEMENT. This Lease and the Schedules attached hereto constitute the entire agreement between Lessor and Lessee with respect to the subject matter hereof. This Lease and the Schedules may not be amended except by a writing signed by Lessor and Lessee.

37. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSOR AND LESSEE EACH WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, ANY SUPPLEMENT OR ANY EQUIPMENT.

38. MISCELLANEOUS. The failure by the Lessor at any time to take action following a default or Event of Default, or to enforce any right or remedy reserved to it, or to require performance by the Lessee of any of the terms, covenants or provisions hereof, shall not be a waiver of any such default or Event of Default, or of any right or remedy to which the Lessor is entitled, nor shall it in any way affect the right of the Lessor to enforce such provisions thereafter. Acceptance of payment in arrears shall not affect any prior acceleration. No provision of this Lease can be waived except by written consent of Lessor. Lessee shall provide Lessor with such corporate resolutions, opinions of counsel, and other documents as Lessor shall request from time to time. If more than one Lessee is named in this Lease, the liability of each shall be joint and several. LESSEE REPRESENTS THAT THE EQUIPMENT IS BEING LEASED HEREUNDER FOR BUSINESS PURPOSES AND AGREES THAT UNDER NO CIRCUMSTANCES SHALL THIS LEASE BE CONSTRUED AS A CONSUMER CONTRACT. This Lease has been made and is to be performed in the City of Durham, North Carolina; and Lessee agrees that all disputes and controversies arising out of, or in connection with this Lease shall be determined exclusively by the Courts of the State of North Carolina, or the federal courts of the United States, sitting in Durham, North Carolina. This Lease is a completely net lease agreement.

THIS IS A NON-CANCELABLE LEASE FOR THE TERM INDICATED HEREIN,
EXCEPT AS EXPRESSLY PROVIDED HEREIN

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written:

Central Carolina Bank, a Division of National Bank of Commerce

By:______________________________
authorized signature

Lessee:

The undersigned affirms that (s)he is a duly authorized proprietor, partner, member, manager, or corporate officer of the above-named Lessee.

By: ______________________________ Title: Member

Lessee (If an individual):

______________________________(SEAL)

______________________________(SEAL)